UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 2, 2007


                            COMVERSE TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


         NEW YORK                       0-15502                   13-3238402
(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)


                               810 Seventh Avenue,
                               New York, New York
                                      10019
                    (Address of Principal Executive Offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (212) 739-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(B) RESIGNATION OF NAMED EXECUTIVE OFFICER

         On February 2, 2007, Zeev Bregman, the Chief Executive Officer of Comverse, Inc., a wholly-owned subsidiary of Comverse Technology, Inc., tendered his resignation effective March 31, 2007.

(C) APPOINTMENT OF CERTAIN OFFICERS

         On February 6, 2007, Yaron Tchwella was appointed as President of Comverse, Inc. In connection with his appointment as President, Mr. Tchwella's base salary has been set at $400,000 per annum and he will be entitled to receive an "on target" annual bonus equal to 100% of such base salary, with the formula for the bonus payment to be determined by the Board of Directors of Comverse Technology, Inc.

         Mr. Tchwella has not engaged in, and is not otherwise connected to, any transaction that would require disclosure pursuant to Item 404(a) of Regulation S-K.

         Mr. Tchwella, age 46, served as the President of Comverse, Inc.'s Messaging Division since 2003. Mr. Tchwella began his tenure at Comverse, Inc. in 1997 and has held several senior management and product development positions at Comverse, Inc. In 2000, he was assigned to establish Comverse, Inc.'s U.S. Research & Development center, and in 2001 he was named Vice President of Professional Services, Americas. In 2002 Mr. Tchwella was named Vice President and General Manager of Comverse Americas Services, where he was responsible for product development, delivery and customer service in Comverse Americas.




















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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COMVERSE TECHNOLOGY, INC.

Date:  February 8, 2007                     By: /s/ Paul L. Robinson
                                                -------------------------------
                                            Name: Paul L. Robinson
                                            Title: Executive Vice President,
                                                   Chief Operating Officer and
                                                   General Counsel
























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